SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF
           THE SECURITIES AND EXCHANGE ACT OF 1934


 Date of Report (Date of Earliest Event Reported)  July 14, 1999


      AEI INCOME & GROWTH FUND XXII LIMITED PARTNERSHIP
   (Exact Name of Registrant as Specified in its Charter)

                     State of Minnesota
      (State or other Jurisdiction of Incorporation or
                        Organization)




           333-5604                     41-1848181
   (Commission File Number)          (I.R.S. Employer
                                   Identification No.)


   1300 Minnesota World Trade Center, St. Paul, Minnesota 55101
          (Address of Principal Executive Offices)


                        (651) 227-7333
    (Registrant's telephone number, including area code)


    (Former name or former address, if changed since last report)



Item 2.   Acquisition or Disposition of Assets.

      On July 14, 1999, the Partnership purchased four newly constructed Children's World daycare centers from ARAMARK Educational Resources, Inc. The properties are located in Abingdon, Maryland, Houston, Texas, Pearland, Texas, and DePere, Wisconsin. The total cash purchase price of the land and buildings was approximately $3,957,013. ARAMARK Educational Resources, Inc. is not affiliated with the Partnership.

       In  addition,  on  July  16,  1999,  the  Partnership
purchased a newly constructed Hollywood Video store in Minot, North Dakota from Magnum Video I, Inc. The total cash purchase price of the land and building was approximately $1,291,680. Magnum Video I, Inc. is not affiliated with the Partnership.

       The cash, used in purchasing the properties, was from the proceeds of the sale of Limited Partnership Units.

Item 7. Financial Statements and Exhibits.

         (a) Financial statements of businesses acquired.  -
             Not    Applicable.    Properties   are    newly
             constructed.

         (b) A limited number of proforma adjustments are required to illustrate the effects of the transactions on the balance sheet and income statement. The following narrative description is furnished in lieu of the proforma statements:

             Assuming the Partnership had acquired the properties on January 1, 1998, the Partnership's Investments in Real Estate would have increased by $5,248,693 and its Current Assets (cash) would have decreased by approximately $5,248,693.

             The Total Income for the Partnership would have increased from $545,711 to $1,035,441 for the year ended December 31, 1998 and from $194,872 to $317,305 for three months ended March 31, 1999 if the Partnership had owned the properties during the periods.

             Depreciation  Expense would have  increased  by
             $154,753   and  $38,688  for  the  year   ended
             December  31,  1998 and the three months  ended
             March 31, 1999, respectively.

             The net effect of these proforma adjustments would have caused Net Income to increase from $296,614 to $631,591 and from $128,252 to
             $211,997, which would have resulted in Net Income of $52.69 and $12.40 per Limited Partnership Unit outstanding for the year ended December 31, 1998 and the three months ended March 31, 1999, respectively.

         (c) Exhibits

              Exhibit 10.1 - Purchase  Agreement
                             dated  March  10, 1999 between  AEI
                             Fund  Management, Inc.  and  Magnum
                             Video  I,  Inc.  relating  to   the
                             property  at  1700 South  Broadway,
                             Minot,  North  Dakota (incorporated
                             by  reference  to Exhibit  10.1  of
                             Form   10-QSB   filed   with    the
                             Commission on May 7, 1999).

              Exhibit 10.2   Assignment    of
                             Purchase Agreement dated April  27,
                             1999,  between the Partnership  and
                             AEI  Fund Management, Inc. relating
                             to   the  property  at  1700  South
                             Broadway,   Minot,   North   Dakota
                             (incorporated   by   reference   to
                             Exhibit  10.3 of Form 10-QSB  filed
                             with  the  Commission  on  May   7,
                             1999).

              Exhibit 10.3   Purchase  and  Sale
                             Agreement  and Escrow  Instructions
                             dated  May  20,  1999  between  AEI
                             Fund  Management, Inc. and  ARAMARK
                             Educational     Resources,     Inc.
                             relating to the properties at  3325
                             Trellis  Lane, Abingdon,  Maryland,
                             2325   County  Road  90,  Pearland,
                             Texas,    1553   Arcadian    Drive,
                             DePere,   Wisconsin,   and    18035
                             Forrest   Height  Drive,   Houston,
                             Texas.

              Exhibit 10.4   Assignment    of
                             Purchase  and  Sale  Agreement  and
                             Escrow Instructions dated June  16,
                             1999  between the Partnership,  AEI
                             Fund  Management, Inc. and  ARAMARK
                             Educational     Resources,     Inc.
                             relating to the properties at  3325
                             Trellis  Lane, Abingdon,  Maryland,
                             2325   County  Road  90,  Pearland,
                             Texas,    1553   Arcadian    Drive,
                             DePere,   Wisconsin,   and    18035
                             Forrest   Height  Drive,   Houston,
                             Texas.

              Exhibit 10.5   Net Lease Agreement
                             dated  July  14, 1999  between  the
                             Partnership       and       ARAMARK
                             Educational     Resources,     Inc.
                             relating  to the property  at  3325
                             Trellis Lane, Abingdon, Maryland.

              Exhibit 10.6   Net Lease Agreement
                             dated  July  14, 1999  between  the
                             Partnership       and       ARAMARK
                             Educational     Resources,     Inc.
                             relating  to the property  at  2325
                             County Road 90 Pearland, Texas.

              Exhibit 10.7   Net Lease Agreement
                             dated  July  14, 1999  between  the
                             Partnership       and       ARAMARK
                             Educational     Resources,     Inc.
                             relating  to the property  at  1553
                             Arcadian Drive, DePere, Wisconsin.


              Exhibit 10.8   Net Lease Agreement
                             dated  July  14, 1999  between  the
                             Partnership       and       ARAMARK
                             Educational     Resources,     Inc.
                             relating  to the property at  18035
                             Forrest   Height  Drive,   Houston,
                             Texas.

              Exhibit 10.9   Assignment   and
                             Assumption of Lease dated June  29,
                             1999  between  the Partnership  and
                             Magnum  Video I, Inc.  relating  to
                             the    property   at   1700   South
                             Broadway, Minot, North Dakota.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AEI INCOME & GROWTH FUND XXII
                               LIMITED PARTNERSHIP

                               By:  AEI Fund Management XXI, Inc.
                               Its:   Managing General Partner


Date:  July 26, 1999           /s/ Mark E Larson
                               By:  Mark E. Larson
                               Its Chief Financial Officer
                               (Principal Accounting and
                               Financial Officer)